                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 20, 2000

                                  Casmyn Corp.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Colorado                         0-14136                   84-0987840
---------------                   ------------             ----------------
(State or other                   (Commission              (I.R.S. Employer
jurisdiction of                   File Number)              Identification
incorporation)                                             Number)

28720 Canwood Street, Suite 207, Agoura Hills, California   91301
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (818) 879-6501

                                 Not applicable
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

         On December 7, 1999, Casmyn Corp., a Colorado corporation (the "Company"), filed for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Central District of California, San Fernando Valley Division, Case No. SV99-23968-AG. The Company is operating as debtor-in-possession.

         The Company's gold mining operations in Zimbabwe are owned by separate subsidiary companies which are not a part of the Chapter 11 filing and which are continuing to conduct business as usual.

         On March 20, 2000, the Company filed Interim Statement No. 3 and Operating Report No. 3, respectively, for the period from February 1, 2000 through February 29, 2000, with the Office of the United States Trustee for the Central District of California. Copies of Interim Statement No. 3 and Operating Report No. 3, excluding attachments and supporting schedules, are attached hereto as Exhibits 99.1 and 99.2, respectively. The financial information included in these documents was prepared without audit and on an unconsolidated basis solely for the purpose of filing with the Office of the United States Trustee, and does not purport to represent a complete set of financial statements prepared in accordance with generally accepted accounting principles.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

(c)      Exhibits:

Exhibit
Number   Description
------   -----------
99.1     Casmyn Corp. Interim Statement No. 3 for the period from February 1,
         2000 through February 29, 2000

99.2     Casmyn Corp. Operating Report No. 3 for the period from February 1,
         2000 through February 29, 2000


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Casmyn Corp.
                                              ------------------------
                                                    (Registrant)


Date:  March 28, 2000                    By:  /s/ ROBERT N. WEINGARTEN
                                              ------------------------
                                              Robert N. Weingarten
                                              Chief Financial Officer








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